                                                                      EXHIBIT 24

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.

                                        /s/ A. D. Correll
                                        -----------------
                                        A. D. CORRELL

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ James S. Balloun
                                        --------------------
                                        JAMES S. BALLOUN

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ Robert Carswell
                                        -------------------
                                        ROBERT CARSWELL

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ Jane Evans
                                        --------------
                                        JANE EVANS

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ Donald V. Fites
                                        -------------------
                                        DONALD V. FITES

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ Harvey C. Fruehauf, Jr.
                                        ---------------------------
                                        HARVEY C. FRUEHAUF, JR.

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ Richard V. Giordano
                                        -----------------------
                                        RICHARD V. GIORDANO

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ David R. Goode
                                        ------------------
                                        DAVID R. GOODE

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ M. Douglas Ivester
                                        ----------------------
                                        M. DOUGLAS IVESTER

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21ST day of January, 2000.


                                        /s/ James P. Kelly
                                        ------------------
                                        JAMES P. KELLY

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ Louis W. Sullivan
                                        ---------------------
                                        LOUIS W. SULLIVAN

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-01785 and 333-61665 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation) and No. 333-80757 (related to $2,975,000,000 aggregate principal amount of debt securities, preferred stock, Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock and Georgia-Pacific Group Rights to Purchase Series B Junior Preferred Stock, Georgia-Pacific Corporation-Timber Group Common Stock and Timber Group Rights to Purchase Series C Junior Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-
39693, 33-62498, 33-60933 and 333-35793 (related to the 1978, 1980, 1982, 1984,
1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock Purchase Plans), Nos. 2-
99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock
Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan) and No. 333-93793 (related to the Unisource Worldwide, Inc. Stock Option Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) amendments to the Corporation's Annual Report on Form 10-K for the year ended January 1, 2000; and any and all instruments and documents filed as part of or in connection with such report ; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of January, 2000.


                                        /s/ James B. Williams
                                        ---------------------
                                        JAMES B. WILLIAMS